UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549

                                 FORM 8-K

                              CURRENT REPORT
 Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)      August 20, 1998
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                                 SB Partners
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          (Exact name of registrant as specified in its charter)

  New York                       000-08952                     13-6294787
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(State or other jurisdiction    (Commission                 (IRS Employer
    of incorporation)           File Number)          Identification No.)

   666 Fifth Avenue, New York, NY                                 10103
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   (Address of principal executive offices)                    (Zip Code)

Registrant's telephone number, including area code     (212) 408-2929
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    (Former name or former address, if changed since last report.)

Item 2. Acquisition of Assets

             On August 20, 1998, the Registrant purchased Cypress Key Apartments, a 360 unit apartment community located in Orlando, Florida, for $22,600,000 in an all cash transaction. The contract price was settled upon after a competitive bidding process. The seller, the California Public Employees' Retirement System, and the Registrant have no current affiliation. The proceeds from the sale of Riverbend Apartments on June 30, 1998 were used to consummate this transaction. (Please refer also to Forms 8-K filed on July 15, 1998 and December 23, 1997, as amended on February 24, 1998, in connection with Riverbend Apartments.)

Item 7. Financial Statements

             The financial statements required to be presented in connection with the acquisition of Cypress Key apartments, including audited and pro forma financial statements, will be included in a separate filing on or before November 3, 1998, as an amendment to this Form 8-K.




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                                SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                SB Partners
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                                                (Registrant)

                                  By: SB PARTNERS REAL ESTATE CORPORATION
                                      GENERAL PARTNER


Date    September 4, 1998         /s/ George N. Tietjen III
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                                  George N. Tietjen III
                                  Vice-President